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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): March 15, 2002
                                                          --------------


                         FIRST SOUTHERN BANCSHARES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                        0-25478               63-1133624
        --------                        --------              ----------
(State or other Jurisdiction of         (Commission         (IRS Employer
incorporation or organization)          File Number)        Identification No.)


                 102 South Court Street, Florence, Alabama 35630
                 -----------------------------------------------
                    (Address of principal executive offices)


                                 (256) 764-7131
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)




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ITEMS 1, 2, 3, 4, 6, 8 AND 9.       NOT APPLICABLE.

ITEM 5.        OTHER EVENTS.
-------        ------------

        On March 15, 2002, the Registrant's wholly-owned subsidiary, First Southern Bank (the "Bank"), consented and stipulated to the entry of a Consent Order (the "Order") with the Federal Deposit Insurance Corporation and the Alabama State Banking Department. The Order is effective March 25, 2002. The Registrant's press release dated March 18, 2002, announcing entry of the Order, and a copy of the Order are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.
-------        ---------------------------------

        Financial Statements of Businesses Acquired:  Not applicable

        Pro Forma Financial Information: Not applicable

        Exhibits

               Number           Description
               ------           -----------

               99.1             Registrant's Press Release Dated March 18, 2002

               99.2             Order to Cease and Desist Dated March 15, 2002




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FIRST SOUTHERN BANCSHARES, INC.


Dated: March 18, 2002                 By:  /s/Robert C. Redd
                                           -------------------------------------
                                           Robert C. Redd
                                           President and Chief Executive Officer




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